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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):    February 6, 2001


                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)


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
       CALIFORNIA                         0-18225                77-0059951
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)

170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                      95134-1706
 (Address of principal executive offices)                        (Zip Code)
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Registrant's telephone number, including area code:  (408) 526-4000




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ITEM 5.  OTHER EVENTS

     On February 6, 2001, Cisco Systems, Inc. (the "Registrant") reported its second quarter results for the period ending January 27, 2001. A copy of the press release issued by the Registrant on February 6, 2001 concerning the foregoing quarter results is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Exhibits.

          99.1 Press Release of Registrant, dated February 6, 2001, announcing Registrant's release of its second quarter results for the period ending January 27, 2001.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CISCO SYSTEMS, INC.

Dated: February 8, 2001                 By: /s/ DANIEL SCHEINMAN
                                            ------------------------------------
                                        Daniel Scheinman, Senior Vice President,
                                        Legal and Government Affairs


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                                  EXHIBIT INDEX

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
Exhibit
Number                   Description of Document
-------                  -----------------------
99.1 Press Release of Registrant, dated February 6, 2001, announcing Registrant's release of its second quarter results for the period ending January 27, 2001.
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